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                                                                 EXECUTION COPY


                     AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT


     AMENDMENT dated as of January 4, 1999 to the 364-Day Credit Agreement dated as of July 1, 1998 (the "CREDIT AGREEMENT") among THOMAS & BETTS CORPORATION, the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

     The parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. AMENDMENT OF SECTION 5.07. Calculations of Consolidated Operating Cash Flow for the respective periods of four consecutive fiscal quarters ending April 4, 1999 and July 4, 1999 shall exclude the restructuring and special charges totaling $108.5 million incurred by the Borrower in, and reflected in the Borrower's consolidated statement of income for, the fiscal quarter ended October 4, 1998.

     SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement are true on and as of the date hereof and (ii) no Default has occurred and is continuing on the date hereof.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of January 4, 1999 when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or


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other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.


                                     2

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   THOMAS & BETTS CORPORATION



                                   By: /s/Fred R. Jones
                                       ------------------------------
                                       Title: Vice President - Chief Financial
                                              Officer



                                   MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK


                                   By: /s/ Robert Bottamedi
                                       ------------------------------
                                       Title: Vice President



                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION


                                   By: /s/Nancy S. Goldman
                                       ------------------------------
                                       Title: Vice President



                                   WACHOVIA BANK, N.A.


                                   By: /s/ Karin E. Reel
                                       ------------------------------
                                       Title: Vice President


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                                   ABN AMRO BANK N.V.

                                   By: /s/ Patrick Thom
                                       ------------------------------
                                       Title: Vice President



                                   By: /s/Robert A. Budnek
                                       ------------------------------
                                       Title: Vice President



                                    THE BANK OF NOVA SCOTIA


                                     By: /s/M.D. Smith
                                         ----------------------------
                                         Title: Agent



                                   CIBC INC.


                                   By: /s/Cyd Petre
                                       ------------------------------
                                       Title: Executive Director



                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCH


                                   By: /s/Alexander Karow
                                       ------------------------------
                                       Title: Associate


                                   By: /s/Stephan Wiedemann
                                       ------------------------------
                                       Title: Director


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                                   FIRST UNION NATIONAL BANK


                                   By: /s/Robert T. Page
                                       ------------------------------
                                       Title: Vice President


                                   SUNTRUST BANK, NASHVILLE, N.A.


                                   By: /s/Bryan W. Ford
                                       ------------------------------
                                       Title: Vice President



                                   THE NORTHERN TRUST COMPANY


                                   By: /s/Nicole R. Kidder
                                       ------------------------------
                                       Title: Second Vice President



                                   BANCA NAZIONALE DEL LAVORO
                                   S.P.A., NEW YORK BRANCH


                                   By: ______________________________
                                       Title:



                                   By: ______________________________
                                       Title:


                                   THE BANK OF NEW YORK


                                   By: /s/Ann Marie Hughes
                                       ------------------------------
                                       Title: Vice President


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                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   ATLANTA AGENCY


                                   By: /s/William Otott
                                       ------------------------------
                                       Title: Vice President



                                   FIRST AMERICAN NATIONAL BANK


                                   By: /s/William R. Stutts
                                       ------------------------------
                                       Title: Senior Vice President



                                   KBC BANK N.V.


                                   By: /s/Robert Snauffer
                                       ------------------------------
                                       Title: First Vice President



                                   By: /s/Marcel Claes
                                       ------------------------------
                                       Title: Deputy General Manager



                                   THE SUMITOMO BANK, LTD.


                                   By: /s/Gary Franke
                                       ------------------------------
                                       Title: Vice President & Manager


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                                   UNION PLANTERS NATIONAL BANK


                                   By: /s/Elizabeth Rouse
                                       ------------------------------
                                       Title: Vice President